                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A
                                AMENDMENT NO. 1


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) April 30, 1997
                                                         ---------------



                                  UOL PUBLISHING, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                  Delaware
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


         0-21421                                                     54-1290319
-------------------------                                      -------------------------
   (Commission file Number)                                    (IRS Employer ID Number)


            8251 Greensboro Drive, Suite 500, McLean, Virginia 22102
            --------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code  (703)893-7800
                                                    -------------

                                    N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.

(a)              Financial Statements of Business Acquired.  As required by
                 Item 7 of Form 8-K promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), the following financial statements of the business acquired are filed with this report:

                                                                      Page
                                                                     Number
                                                                     ------
                 Report of Independent Auditors .....................F-1

                 Cooper & Associates, Inc. Balance Sheet
                 as of December 31, 1996.............................F-2

                 Cooper & Associates, Inc. Statement of
                 Income for the Year Ended
                 December 31, 1996...................................F-3

                 Cooper & Associates, Inc. Statement of
                 Stockholders' Equity for the Year Ended
                 December 31, 1996  .................................F-4

                 Cooper & Associates, Inc. Statement of
                 Cash Flows for the Year Ended
                 December 31, 1996...................................F-5

                 Notes to Financial Statements  .....................F-6

(b) Pro Forma Financial Information. As required by Item 7 of Form 8-K promulgated by the Commission under the Act, the following pro forma financial information is filed with this report:

                                                                      Page
                                                                     Number
                                                                     ------
                 Unaudited Pro Forma Combined
                 Balance Sheet as of March 31, 1997 .................F-11

                 Unaudited Combined Pro Forma
                 Statements of Operations for the Year
                 Ended December 31, 1996 and
                 the Three Month Period Ended March 31, 1997  .......F-12

(c)              Exhibit.

         2.3* Stock Purchase Agreement dated as of April 30, 1997, by and among the Registrant, C&A and shareholders of C&A.

-------------------

*Previously filed.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           UOL PUBLISHING, INC.



Date: July 14, 1997                        /s/ Narasimhan P. Kannan
                                           -------------------------
                                           Narasimhan P. Kannan
                                           Chief Executive Officer
                                           (Principal Executive Officer)

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Board of Directors
Cooper & Associates, Inc.

We have audited the accompanying balance sheet of Cooper & Associates, Inc. (d/b/a Teletutor) as of December 31, 1996 and the related statements of income, stockholders' equity and cash flows for the year ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cooper & Associates, Inc. (d/b/a Teletutor) at December 31, 1996, and the results of its operations and its cash flows for the year ended December 31, 1996, in conformity with generally accepted accounting principles.





                                                           /s/ Ernst & Young LLP

Vienna, Virginia
May 15, 1997

                           COOPER & ASSOCIATES, INC.
                               (D/B/A TELETUTOR)

                                 BALANCE SHEET

                                                                   DECEMBER 31,
                                                                       1996
                                                                   ------------
Assets
Current assets
   Cash and cash equivalents                                        $  152,031
   Marketable securities                                                 4,269
   Accounts receivable, less allowance of $41,000                      538,019
   Prepaid expenses                                                     24,403
                                                                    ----------
Total current assets                                                   718,722

Property and equipment, net                                            152,554
Capitalized product development costs, net                             455,218
Other assets                                                            32,318
                                                                    ----------
Total assets                                                        $1,358,812
                                                                    ==========

Liabilities and stockholders' equity
Current liabilities
   Accounts payable and accrued expenses                            $  429,701
   Note payable to stockholder                                          24,108
   Deferred income taxes                                               334,600
   Current portion of long-term debt                                    33,062
                                                                    ----------
Total current liabilities                                              821,471

Long-term debt, net of current portion                                  23,657

Commitments                                                                 --

Stockholders' equity:
   Class A Common Stock; $0.01 par value; 194,000 shares
    authorized, 182,000 shares issued and outstanding                    1,820
   Class B Non-Voting Common Stock; $0.01 par value; 21,500
    shares authorized, 1,000 shares issued and outstanding                  10
   Additional paid-in capital                                           17,187
   Retained earnings                                                   493,197
   Unrealized gain on marketable securities                              1,470
                                                                    ----------
Total stockholders' equity                                             513,684
                                                                    ----------
Total liabilities and stockholders' equity                          $1,358,812
                                                                    ==========





    The accompanying notes are an integral part of the financial statements.

                           COOPER & ASSOCIATES, INC.
                               (D/B/A TELETUTOR)

                              STATEMENT OF INCOME

                                               YEAR ENDED
                                            DECEMBER 31, 1996
                                            -----------------
Net revenues                                    $2,917,808

Costs and expenses:
   Cost of revenues                                681,678
   Sales and marketing                             578,852
   Product development                             911,090
   General and administrative                      240,558
   Depreciation and amortization                    29,003
                                                ----------
Total costs and expenses                         2,441,181

Income from operations                             476,627

Other income:
   Other income                                     27,957
   Interest income                                     717
                                                ----------

Net income before provision for income taxes       505,301

Provision for income taxes                         279,400
                                                ----------

Net income                                      $  225,901
                                                ==========





    The accompanying notes are an integral part of the financial statements.

                           COOPER & ASSOCIATES, INC.
                            (D/B/A TELETUTOR, INC.)

                       STATEMENT OF STOCKHOLDERS' EQUITY



                                         CLASS A                  CLASS B
                                      COMMON STOCK              COMMON STOCK       ADDITIONAL
                                   ------------------        -------------------    PAID-IN
                                  SHARES       AMOUNT         SHARES     AMOUNT     CAPITAL
                                 --------     --------       --------    ------    ----------
Balance at December 31, 1995         1,940    $   1,940           --   $      --   $   1,610
   Recapitalization:
    Retirement of $1 par value
     outstanding Common Stock      (1,820)      (1,820)           --          --          --
    Retirement of treasury
     shares                          (120)        (120)           --          --          --
    Reissuance of Common Stock     182,000        1,820           --          --          --
    Issuance of Common Stock                                   1,000          10      15,577
   Increase in unrealized gain          --           --           --          --          --
   Net income                           --           --           --          --          --
                                 ---------    ---------    ---------   ---------   ---------
Balance at December 31, 1996       182,000    $   1,820        1,000   $      10   $  17,187
                                 =========    =========    =========   =========   =========


                                                                                TOTAL
                                    TREASURY    RETAINED     UNREALIZED     STOCKHOLDERS'
                                      STOCK     EARNINGS        GAIN           EQUITY
                                   ----------  ----------   ------------    -------------
Balance at December 31, 1995      $ (1,500)    $ 268,676    $     829         $ 271,555
   Recapitalization:
    Retirement of $1 par value
     outstanding Common Stock            --           --           --           (1,820)
    Retirement of treasury
     shares                           1,500      (1,380)           --                --
    Reissuance of Common Stock                        --           --             1,820
    Issuance of Common Stock             --           --           --            15,587
   Increase in unrealized gain           --           --          641               641
   Net income                            --      225,901           --           225,901
                                  ---------    ---------    ---------         ---------
Balance at December 31, 1996      $      --    $ 493,197    $   1,470         $ 513,684
                                  =========    =========    =========         =========





    The accompanying notes are an integral part of the financial statements.

                           COOPER & ASSOCIATES, INC.
                               (D/B/A TELETUTOR)

                            STATEMENT OF CASH FLOWS

                                                                    YEAR ENDED
                                                                DECEMBER 31, 1996
                                                               -------------------
OPERATING ACTIVITIES
Net income                                                        $ 225,901
Adjustments to reconcile net income to net cash provided by
   operating activities:
   Depreciation and amortization of property and equipment           29,003
   Amortization of capitalized product development costs             40,740
   Provision for doubtful accounts                                   40,060
   Expense associated with common stock issued                       15,587
   Changes in operating assets and liabilities:
     Accounts receivable                                           (277,344)
     Prepaid expenses                                                20,339
     Other assets                                                   (28,738)
     Accounts payable and accrued expenses                          316,505
     Deferred income taxes                                          188,523
                                                                  ---------
Net cash provided by operating activities                           570,576

INVESTING ACTIVITIES
Purchases of property and equipment                                (146,005)
Capitalized product development costs                              (362,784)
                                                                  ---------
Net cash used in investing activities                              (508,789)

FINANCING ACTIVITIES
Proceeds from notes payable and bank line-of-credit                 157,250
Repayments of notes payable and bank line-of-credit                (170,922)
                                                                  ---------
Net cash used in financing activities                               (13,672)

Net increase in cash and cash equivalents                            48,115
Cash and cash equivalents at the beginning of the year              103,916
                                                                  ---------
Cash and cash equivalents at the end of the year                  $ 152,031
                                                                  =========


SUPPLEMENTAL CASH FLOW INFORMATION:
Interest paid                                                     $   6,668
                                                                  =========
Income taxes paid                                                 $  94,300
                                                                  =========




    The accompanying notes are an integral part of the financial statements.

                           COOPER & ASSOCIATES, INC.
                               (D/B/A TELETUTOR)

                         NOTES TO FINANCIAL STATEMENTS



1. ORGANIZATION AND NATURE OF OPERATIONS

Cooper & Associates, Inc., d/b/a Teletutor (the "Company"), was incorporated in Illinois on November 15, 1985, for the purpose of developing, marketing and consulting with regard to computer based instruction.


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

CASH EQUIVALENTS

Cash equivalents, which are stated at cost, consist of highly liquid investments with original maturities of three months or less.

REVENUE RECOGNITION

The Company derives substantially all its revenues from sales of computer software licenses, and pay-per-use fees. Maintenance and telephone support services are generally bundled in the sales price.

License Revenues

Revenues from the sale of software licenses or pay-per-use licenses are recognized after shipment of the products and fulfillment of any acceptance terms. The Company accrues the estimated liability for costs to be incurred for future maintenance and telephone support related to the revenue recognized. The cost of providing product enhancements based on historical information and future management intentions are considered immaterial.

During the year ended December 31, 1996, two customers individually represented 23% and 13% of net revenues, respectively.

ROYALTIES

The Company pays royalties to several unrelated parties based on revenues earned from instructional courses licensed to the Company by the unrelated parties and developed for sale by the Company. Royalties under these agreements range from 5% to 20% of related revenues. Royalty expense for 1996 amounted to $36,569.

ADVERTISING COSTS

Advertising costs are expensed when incurred. Advertising expenses for the year ended December 31, 1996 amounted to $20,471.

INCOME TAXES

The Company provides for income taxes in accordance with the liability method.

                           COOPER & ASSOCIATES, INC.
                               (D/B/A TELETUTOR)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

USE OF ESTIMATES

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


3. PROPERTY AND EQUIPMENT

Property and equipment are stated at cost. Depreciation and amortization are calculated using the straight-line method over the estimated useful lives ranging from five to seven years. Property and equipment consisted of the following:

                                               December 31,
                                                   1996
                                               ------------
      Equipment                                  $185,317
      Furniture and fixtures                       55,697
                                                 ---------
                                                  241,014
      Less accumulated depreciation and
         amortization                              88,460
                                                 ---------
                                                 $152,554
                                                 =========

4. CAPITALIZED PRODUCT DEVELOPMENT COSTS

Product development costs for computer software that is to be used as an integral part of a product or process is charged to expense until both (a) technical feasability has been established for the product and (b) all research and development activities for the other components of the product or process have been completed. Once both conditions have been achieved, direct labor costs to develop, code and test the product masters are capitalized.Capitalization of product development costs is discontinued when the product becomes available for general release to customers. The amount of product development costs capitalized for the year ended December 31, 1996 was $362,784.

Amortization of such costs is based generally on the straight-line method over the remaining estimated economic life of the product, typically five years. Amortization begins when the product becomes available for general release to customers. Management periodically reviews the capitalized product development costs for each product to ensure that the amount is carried on the balance sheet at the lower of unamortized capitalized costs or net realizable value. The recoverability of capitalized product development costs requires considerable judgment from management related to the estimated useful lives and anticipated future sales of products. It is possible that those estimates of future gross revenues, the remaining estimated economic life of the product, or both may be reduced significantly in the near term as a result of future events. Amortization of product development costs for the year ended December 31, 1996 amounted to $40,740 and is included as a component of the cost of revenues in the statement of income.

                           COOPER & ASSOCIATES, INC.
                               (D/B/A TELETUTOR)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


5.  LONG-TERM DEBT

Long-term debt at December 31, 1996 consists of the following:

      Note payable to venture capitalist; interest charged at an
        annual rate of 4%; payable on demand                                        $ 20,000
      Note payable to a bank; interest charged at an annual rate of
        10.5%;  payable in monthly installments of principal and
        interest of $1,357 through August 1999; secured by all
        business assets                                                               36,719
                                                                                    --------
                                                                                      56,719
      Less current portion                                                           (33,062)
                                                                                    --------

                                                                                    $ 23,657
                                                                                    ========

Repayments of long-term debt are scheduled as follows:

      Year ended December 31, 1997                                                  $  33,062
                              1998                                                     14,484
                              1999                                                      9,173
                                                                                    ---------
                                                                                    $  56,719
                                                                                    =========


During 1996, the Company and a bank entered into a secured line-of-credit facility Agreement which provided the Company the ability to borrow up to $150,000. Amounts borrowed under this arrangement bear interest at the bank's prime rate plus 2% and are collateralized by all business assets. The line-of-credit facility requires monthly interest payments. As of December 31, 1996, there was no balance outstanding under the line-of-credit facility.

6. NOTE PAYABLE TO STOCKHOLDER

Prior to 1996, a stockholder of the Company loaned the Company $38,387. During 1996, the Company repaid $14,279. The interest is payable monthly at an annual rate of 12%. There are no specific principal repayment terms and therefore the balance of the note of $24,108 has been classified as short-term.

7. COMMITMENTS

LEASES

The Company leases office space under a noncancellable operating lease agreement. Future minimum lease payments may be periodically adjusted based on changes in the lessors' operating charges and various renewal terms exist. Rent expense for the year ended December 31, 1996 was $50,137.

As of December 31, 1996, payments due under noncancellable operating leases were as follows:


            1997       $ 57,083
            1998         62,084
            1999         66,042
            2000         68,542
            2001         40,833
                       --------
                       $294,583
                       ========

                           COOPER & ASSOCIATES, INC.
                               (D/B/A TELETUTOR)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


8. ACCOUNTS PAYABLE AND ACCRUED EXPENSES

Accounts payable and accrued expenses consisted of the following:

                                                  DECEMBER 31,
                                                      1996
                                                  ------------
            Accounts payable                        $ 85,022
            Accrued expenses                         299,895
            Accrued royalties and commissions         44,784
                                                    --------
                                                    $429,701
                                                    ========

9. INCOME TAXES

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

Components of the Company's net deferred tax liability balance are as follows:

                                                    DECEMBER 31,
                                                       1996
                                                    ------------
            Deferred tax assets:
            Accrual to cash adjustments              $  89,100
                                                     ---------
            Total deferred assets                       89,100
            Deferred tax credit:
               Accrual to cash adjustments            (413,700)
               Depreciation                            (10,000)
                                                     =========
               Net deferred tax credit               $(423,700)
                                                     =========
               Total deferred tax credit             $(334,600)
                                                     =========

The components of the provision for income taxes for the year ended December 31, 1996 are as follows:

                                                      YEAR ENDED
                                                     DECEMBER 31,
                                                         1996
                                                     ------------
            Current tax expense:
                     Federal                           $ 72,500
                     State                               17,200
                                                       --------
                                                         89,700
            Deferred tax expense:
                     Federal                            157,600
                     State                               32,100
                                                       --------
                                                        189,700
                                                       ========
               Total provision for income taxes        $279,400
                                                       ========

                           COOPER & ASSOCIATES, INC.
                               (D/B/A TELETUTOR)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



10 STOCKHOLDERS' EQUITY

On April 1, 1996, the Board of Directors amended the Articles of Incorporation to authorize two classes of Common Stock, Class A and Non-Voting Class B with a par value of $0.01 per share. In connection with this amendment, the existing stockholders retired their outstanding $1 par value common stock and were issued an aggregate of 182,000 shares of Class A Common Stock. Additionally, the Company retired the outstanding treasury stock.

On December 1, 1996, the Company issued 1,000 shares of Non-Voting Class B Common Stock for services performed. The Company recorded $15,547 as compensation expense based on the difference between the estimated fair market value of its common stock and the purchase price on the date of issuance.

12. RETIREMENT PLAN

During 1996, the Company adopted a 401(k) Retirement Savings Plan (the "Plan") covering all employees who meet defined eligibility requirements. Employee contributions to the Plan are made at predetermined rates elected by the employees. Additionally, the employer may elect to match a portion of the employee contributions and may also make a discretionary contribution to the Plan. The Company did not make discretionary contributions in 1996.

13. SUBSEQUENT EVENTS

In April 1997, the note payable to the stockholder was converted into additional paid-in capital.

In April 1997, the Company entered into a lease of additional office space, with payments due as follows: $37,500 in 1997 and $12,500 in 1998.

In May 1997, the Company repaid the bank note payable in full.

On April 30, 1997, all of the Company's outstanding Common Stock was purchased by UOL Publishing, Inc. for $4,798,622, consisting of cash and three annual installment payments of principal and interest of $666,667.

UNAUDITED PRO FORMA COMBINED BALANCE SHEET AND STATEMENTS OF OPERATIONS

The unaudited pro forma combined balance sheet gives effect to the acquisition of Cooper & Associates, Inc. (d/b/a Teletutor) completed by the Company on April 30, 1997, as if it occurred on March 31, 1997.

The unaudited pro forma combined statement of operations for the year ended December 31, 1996 gives effect to the acquisition of Cooper & Associates, Inc. as if it had occurred on January 1, 1996. The unaudited pro forma combined statement of operations for the three month period ended March 31, 1997 gives effect to the acquisition of Cooper & Associates, Inc. as if it had occurred on January 1, 1996.

The unaudited pro forma combined statements of operations are based on available information and on certain assumptions and adjustments described in the accompanying notes which the Company believes are reasonable. The unaudited pro forma combined statements of operations are provided for informational purposes only and does not purport to present the results of operations of the Company had the transactions assumed therein occurred on or as of the dates indicated, nor are they necessarily indicative of the results of operations which may be achieved in the future. The unaudited pro forma combined statements of operations should be read in conjunction with the financial statements of the Company, including the notes thereto and the financial statements of Cooper & Associates, Inc.


                           Pro Forma Balance Sheet

                             As of March 31, 1997


                                                                           Historical
                                                                            Cooper &
                                                          Historical     Associates, Inc.     Acquisition        Pro Forma
                                                            UOL (a)            (a)          Adjustments (b)      Combined
                                                        ---------------  ----------------  ------------------  -------------
ASSETS
 Current assets:
  Cash and cash equivalents                            $  12,667,140      $    195,502     $ (3,000,000)(c)    $   9,862,642
  Marketable securities                                         --               4,269                                 4,269
  Accounts receivable                                        837,532           440,879                             1,278,411
  Loans receivable from related parties                      102,200              --                                 102,200
  Prepaid expenses and other current assets                  406,972            13,728                               420,700
                                                       -------------      ------------     ----------------    -------------
Total current assets                                      14,013,844           654,378          (3,000,000)       11,668,222

 Property and equipment, net                                 837,487           173,253                             1,010,740
 Capitalized product development costs, net                     --             490,931                               490,931
 Other assets                                                 75,820            11,925                                87,745
 Goodwill and other intangibles, net                       1,016,370              --           1,833,124(d)        2,849,494
                                                       -------------      ------------     ----------------    -------------
Total assets                                           $  15,943,521      $  1,330,487     $    (1,166,876)    $  16,107,132
                                                       =============      ============     ================    =============

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
 Current liabilities:
  Accounts payable and accrued expenses                $     822,976      $    476,221     $     200,000(e)    $   1,499,197
  Note payable to stockholder                                   --              24,108          (24,108)(f)             --
  Current portion of long-term debt                             --              33,276           567,742(g)          601,018
  Deferred revenues                                            5,000              --                                   5,000
  Deferred income taxes                                         --             335,195                               335,195
                                                       -------------      ------------     ----------------    -------------
Total current liabilities                                    827,976           868,800              743,634        2,440,410

Notes payable                                                   --              20,297         1,230,880(g)        1,251,177

Stockholders' equity (deficit):
 Common Stock                                                 31,861             1,830           (1,830)(h)           31,861
 Additional paid-in capital                               27,562,717            17,187          (17,187)(h)       27,562,717
 Unrealized gain on marketable securities                       --               1,470           (1,470)(h)             --
 Retained earnings (deficit)                            (12,479,033)           420,903       (3,120,903)(h)     (15,179,033)
                                                       -------------      ------------     ----------------    -------------
Total stockholders' equity (deficit)                      15,115,545           441,390          (3,141,390)       12,415,545
                                                       -------------      ------------     ----------------    -------------

Total liabilities and stockholders' equity (deficit)   $  15,943,521      $  1,330,487     $    (1,166,876)    $  16,107,132
                                                       =============      ============     ================    =============

                      PRO FORMA STATEMENTS OF OPERATIONS

                         YEAR ENDED DECEMBER 31, 1996



                                                                          Historical
                                                         Historical    Cooper & Associates,      Acquisition         Pro Forma
                                                           UOL (i)          Inc. (i)             Adjustments (b)     Combined
                                                       ------------    --------------------    -----------------   ------------
Net revenues                                          $    942,426       $ 2,917,808            $       --         $  3,860,234

Costs and expenses
  Cost of revenues                                         194,730           681,678                    --              876,408
  Sales and marketing                                    1,592,668           578,852                    --            2,171,520
  General and administrative                             2,477,144           240,558                    --            2,717,702
  Product development                                    1,482,179           911,090                    --            2,393,269
  Acquired in-process research, development
   and content                                                --                --               2,700,000(j)         2,700,000
  Depreciation and amortization                            144,284            29,003               227,100(k)           400,387
                                                      ------------       -----------            -------------      ------------

Income (loss) from operations                          (4,948,579)           476,627              (2,927,100)       (7,399,052)

Other income (expense)
Other income                                               303,983            27,957                    --              331,940
Interest income (expense)                                    3,893               717              (98,924)(l)          (94,314)
                                                      -------------------------------------------------------------------------

Income (loss) before income taxes                      (4,640,703)           505,301              (3,026,024)       (7,161,426)

Income tax expense                                            --             279,400                    --              279,400
                                                      -------------------------------------------------------------------------

Net income (loss)                                      (4,640,703)           225,901              (3,026,024)       (7,440,826)

Accrued dividends to preferred stockholders              (330,706)              --                      --            (330,706)
                                                      -------------------------------------------------------------------------

Net income (loss) available to common stockholders    $(4,971,409)       $   225,901            $ (3,026,024)      $(7,771,532)
                                                      ============       ===========            =============      ============

Net loss per share (p)                                $     (3.88)                                                 $     (6.06)
                                                      ============                                                 ============

Weighted average shares outstanding (p)                  1,282,964                                                    1,282,964
                                                      ============                                                 ============

                   THREE MONTH PERIOD ENDED MARCH 31, 1997


                                                                     Historical
                                                Historical     Coopers & Associates,      Acquisition         Pro Forma
                                                  UOL (m)             Inc. (m)            Adjustments          Combined
                                               -------------   ---------------------   -----------------   ----------------
Net revenues                                   $   1,201,040       $    626,639           $       --       $    1,827,679

Costs and expenses
   Cost of revenues                                  119,375            103,458                   --              222,833
   Sales and marketing                               707,814            179,092                   --              886,906
   General and administrative                        382,280            164,622                   --              546,902
   Product development                             1,182,724            239,040                   --            1,421,764
   Depreciation and amortization                      91,106             11,061              56,775(n)            158,942
                                               -------------       ------------           ------------     --------------

Loss from operations                             (1,282,259)           (70,634)               (56,775)        (1,409,668)

Other income (expense):
Interest income (expense)                            186,228            (1,660)            (16,925)(o)            167,643
                                               --------------------------------------------------------------------------

Net loss                                       $ (1,096,031)       $   (72,294)           $   (73,700)     $  (1,242,025)
                                               =============       ============           ============     ==============

Net loss per share(p)                          $      (0.34)                                               $       (0.39)
                                               =============                                               ==============

Weighted average shares outstanding(p)             3,186,167                                                    3,186,167
                                               =============                                               ==============

(a)  Balance Sheet as of March 31, 1997.

(b) Represents adjustments for the Cooper & Associates, Inc. ("CAI") acquisition based on a purchase price of approximately $4,800,000. The CAI acquistion has been accounted for using the purchase method. The purchase price has been allocated on a preliminary basis to the assets and liabilities acquired based on estimated fair value of such assets and liabilities.

(c) Represents the cash paid to the stockholders of CAI for their shares in CAI.

(d) Represents certain intangible assets identified by the Company. The amounts allocated to intangible assets were as follows: $753,926 to developed content, $249,392 to work force, $414,903 to customer base and $414,903 to trademarks and names. The intangible assets will be amortized on a straight-line basis over the following lives: developed content will be amortized over eight years, work force will be amortized over five years, trademarks and names will be amortized over ten years and customer base will be amortized over ten years.

(e) Represents $200,000 in estimated investment banking, legal, accounting and printing expenses related to the acquisition.

(f) Represents $24,108 of the principal balance due to a shareholder of CAI which was converted into contributed capital as a part of the acquisition.

(g) Represents the remaining amount due to the shareholders of CAI. The Company owes the shareholders of CAI $2,000,000, due in equal installment of $666,667 over the next three years. This amount has been discounted to reflect imputed interest expense.

(h) The retained earnings includes $2,700,000 related to the acquired in-process research, development and content.

(i)  Statement of operations for the year ended December 31, 1996.

(j) Represents the amount allocated to the acquired in-process research, development and content.

(k) Represents the amortization expense for the year related to the intangible assets acquired.

(l) Represents interest expense associated with the installment payments of $1,798,622.

(m)  Statement of operations for the three months ended March 31, 1997.

(n) Represents the amortization expense for the three months ended March 31, 1997, related to the intangible assets acquired.

(o) Represents interest expense associated with the installment payments of $1,798,622.

(p) The Company's net loss per share calculations are based upon the weighted average number of shares of Common Stock outstanding. Pursuant to the requirements of the Securities and Exchange Commission Staff Accounting Bulletin No. 83, convertible Preferred Stock, Common Stock, debt convertible into shares of Common Stock, Common Stock purchase warrants and options to purchase Common Stock issued at prices below the estimated initial public offering ("IPO") price during the 12 months immediately preceding the initial filing of the registration statement relating to the IPO, (collectively the "cheap stock") have been included in the computation of net loss per share as if they were outstanding for all periods presented (using the treasury method assuming repurchase of Common Stock at the estimated IPO price). For the year ended December 31, 1996, the cheap stock is weighted for the period outstanding through the effective date of the IPO. Other shares issuable upon the exercise of stock options and warrants, conversion of debt into shares of Common Stock and conversion of Preferred Stock have been excluded from the computation because the effect of their inclusion would be antidilutive due to the Company's net losses. Subsequent to the Company's IPO, convertible Preferred Stock, Common Stock purchase warrants, options to purchase Common Stock and debt convertible into shares of Common Stock under the treasury stock method will be included to the extent they are dilutive.